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                            [ERNST & YOUNG LLP LOGO]

                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 7, 1997 in the Registration Statement (Form S-4) and related Prospectus/Joint Proxy Statement of Laser Power Corporation for the registration of 2,104,174 shares of its common stock.

                                             /s/ Ernst & Young LLP

San Diego, California
December 26, 1997